UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2021

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza,
Suite 1300
Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 15, 2021, Conagra Brands, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Meeting”). The final voting results for the matters brought before the Meeting are set forth below.

1.	Election of Directors

The Company’s shareholders elected the following nominees to the Board of Directors for a one-year term. For each nominee, the voting results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Anil Arora	381,081,292	1,734,185	995,416	48,854,159
Thomas K. Brown	381,151,369	1,666,575	992,949	48,854,159
Emanuel Chirico	375,713,287	7,094,053	1,003,553	48,854,159
Sean M. Connolly	378,961,975	3,907,791	941,127	48,854,159
Joie A. Gregor	369,926,647	12,927,781	956,465	48,854,159
Fran Horowitz	381,352,775	1,514,960	943,158	48,854,159
Rajive Johri	370,654,332	12,163,075	993,486	48,854,159
Richard H. Lenny	369,865,997	12,970,270	974,626	48,854,159
Melissa Lora	381,009,472	1,866,255	935,166	48,854,159
Ruth Ann Marshall	365,133,628	17,721,220	956,045	48,854,159
Craig P. Omtvedt	381,237,749	1,569,188	1,003,956	48,854,159
Scott Ostfeld	381,086,189	1,721,662	1,003,042	48,854,159

2.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditor for Fiscal 2022

The Company’s shareholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for fiscal 2022. The voting results were as follows:

For	Against	Abstain
424,134,384	7,633,009	897,659

3.	Advisory Approval of the Company’s Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, a resolution approving the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
356,670,339	24,886,419	2,254,135	48,854,159

4.	Shareholder Proposal Regarding Written Consent

The Company’s shareholders approved a non-binding shareholder proposal seeking a shareholder right to act by written consent. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
317,876,069	55,960,042	9,974,782	48,854,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 16, 2021